Exhibit 4(g)
EXECUTION COPY
AMENDMENT NO. 4
     AMENDMENT NO. 4 (this “Amendment”), dated as of February 11, 2010, to the Credit Agreement, dated as of July 29, 2003, among SAGA COMMUNICATIONS, INC. (the “Borrower”), the LENDERS party thereto, BANK OF AMERICA, N.A., as Documentation Agent, and THE BANK OF NEW YORK MELLON, as Administrative Agent, as amended by Amendment No. 1, dated as of May 24, 2005, Amendment No. 2, dated as of May 16, 2006, and Amendment No. 3 and Consent No. 1, dated as of March 9, 2009 (as so amended and as hereafter amended, supplemented or otherwise modified, the “Credit Agreement”).
RECITALS
     A. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings as therein defined.
     B. The Borrower desires to make a voluntary permanent reduction of the Revolving Commitments from $140,000,000 to $115,000,000 pursuant to Section 2.5(c) of the Credit Agreement. In addition, the Borrower has requested that certain amendments to the Credit Agreement be made and the Administrative Agent and the Lenders are willing to agree to the amendments set forth herein upon the terms and conditions contained in this Amendment.
     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, Required Lenders and the Administrative Agent hereby agree as follows:
     1. Pursuant to Section 2.5(c) of the Credit Agreement, the Borrower hereby reduces the Revolving Commitments from $140,000,000 to $115,000,000.
     2. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
          “Applicable Margin” means, at all times from and after the Amendment No. 4 Effective Date and during the applicable periods set forth in the following table: (a) with respect to ABR Borrowings, the percentage set forth below under the heading “ABR Margin”, and (b) with respect to Eurodollar Borrowings and fees payable under Section 3.3(b), the percentage set forth below under the heading “Eurodollar Margin and LC Fee”:
Saga Communications, Inc. Amendment No. 4

When the Leverage Ratio is:
greater than or			Eurodollar Margin
equal to	and less than	ABR Margin	and LC Fee
4.50:1.00		3.25%	4.25%
4.00:1.00	4.50:1.00	2.75%	3.75%
3.50:1.00	4.00:1.00	2.50%	3.50%
3.00:1.00	3.50:1.00	2.25%	3.25%
	3.00:1.00	2.00%	3.00%
          Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall be based upon the Compliance Certificate most recently delivered under Section 6.1(e) and shall become effective three Business Days after the delivery of such Compliance Certificate to the Administrative Agent. Notwithstanding anything to the contrary in this definition, (a) if the Borrower shall fail to deliver to the Administrative Agent a Compliance Certificate on or prior to any date required hereby, the Leverage Ratio for purposes of this defined term only shall be deemed to be greater than or equal to 4.50:1.00 from and including such date to the third Business Day following the date of delivery to the Administrative Agent of such Compliance Certificate and (b) during the period commencing on the Amendment No. 4 Effective Date and ending on the third Business Day after the date the Compliance Certificate in respect of the fiscal quarter ending December 31, 2009 is delivered to the Administrative Agent, the Leverage Ratio for purposes of this defined term only shall be deemed to be greater than or equal to 4.50:1.00.
          “Commitment Fee Percentage” means, at all times from and after the Amendment No. 4 Effective Date and during the applicable periods set forth below, the percentage set forth below under the heading “Commitment Fee Percentage”:

When the Leverage Ratio is:
greater than or equal to	and less than	Commitment Fee
4.50:1.00		0.625%
4.00:1.00	4.50:1.00	0.625%
3.50:1.00	4.00:1.00	0.500%
3.00:1.00	3.50:1.00	0.500%
	3.00:1.00	0.375%
          Changes in the Commitment Fee Percentage resulting from a change in the Leverage Ratio shall be based upon the Compliance Certificate most recently delivered under Section 6.1(e) and shall become effective three Business Days after
Saga Communications, Inc. Amendment No. 4

the delivery of such Compliance Certificate to the Administrative Agent. Notwithstanding anything to the contrary in this definition, (a) if the Borrower shall fail to deliver to the Administrative Agent a Compliance Certificate on or prior to any date required hereby, the Leverage Ratio for purposes of this defined term only shall be deemed to be greater than or equal to 4.50:1.00 from and including such date to the third Business Day following the date of delivery to the Administrative Agent of such Compliance Certificate and (b) during the period commencing on the Amendment No. 4 Effective Date and ending on the third Business Day after the date the Compliance Certificate in respect of the fiscal quarter ending December 31, 2009 is delivered to the Administrative Agent, the Leverage Ratio for purposes of this defined term only shall be deemed to be greater than or equal to 4.50:1.00.
          “Excess Cash Flow” means, for each fiscal quarter of the Borrower, EBITDA for such fiscal quarter minus, without duplication, the sum of (i) federal, state and local income taxes of the Borrower and the Subsidiaries for such fiscal quarter paid in cash by the Borrower or any of its Restricted Subsidiaries during such fiscal quarter, (ii) all Capital Expenditures of the Borrower and its Restricted Subsidiaries made and permitted hereunder during such fiscal quarter (other than any such Capital Expenditures made with the proceeds of Indebtedness permitted under Section 7.1(a)(iii) and other than Capital Expenditures made in completing an acquisition permitted by Section 7.4(h)), (iii) Interest Expense for such fiscal quarter required to be paid in cash by the Borrower or any Restricted Subsidiary during such fiscal quarter, (iv) the scheduled reduction of the Revolving Commitments during such fiscal quarter pursuant to Section 2.5(b), provided that for the fiscal quarter ending March 31, 2010, the scheduled reduction shall be deemed to be $2,500,000, (v) the aggregate amount of mandatory permanent payments or prepayments of principal of Total Funded Debt during such fiscal quarter (other than any mandatory prepayment required as a result of a mandatory reduction of the Revolving Commitments described in Section 2.5(b)), (vi) the excess (if any) of Working Capital as at the last day of such fiscal quarter over Working Capital as at the day before the first day of such fiscal quarter and (vii) $250,000.
          “Fixed Charges” means, for any period, the difference (if positive) between (a) the sum of each of the following, without duplication, with respect to the Borrower and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP: (i) Interest Expense for such period, (ii) the aggregate amount of all Capital Expenditures made during such period (other than any such Capital Expenditures made with the proceeds of Indebtedness permitted under Section 7.1(a)(iii) and other than Capital Expenditures made in completing an acquisition permitted by Section 7.4(h)), (iii) an amount equal to the aggregate amount of the scheduled reductions of the Revolving Commitments during such period pursuant to Section 2.5(b), provided that for any period that includes one or more fiscal quarters of the Borrower before June 30, 2010, the scheduled reduction
Saga Communications, Inc. Amendment No. 4

for each such fiscal quarter shall be deemed to be $2,500,000, (iv) the aggregate of all scheduled principal amounts that become payable during such period in respect of Total Funded Debt (excluding any prepayment under Section 2.7(b) by reason of a reduction of the total Revolving Commitments described in Section 2.5(b) and, for avoidance of doubt, any prepayment in respect of Excess Cash Flow under Section 2.5(d)(ii)), (v) the aggregate amount of all cash income taxes paid during such period, and (vi) the aggregate amount of all Restricted Payments made by the Borrower in respect of its common stock (other than Restricted Payments paid in additional common stock), provided that such Restricted Payments made during the period from January 1, 2008 through and including December 31, 2008 shall be excluded from the calculation of the amount of Restricted Payments under this clause (vi), and (b) the amount of federal and state income tax refunds received by the Borrower and the Restricted Subsidiaries during such period, provided that aggregate amount of such tax refunds deducted from Fixed Charges pursuant to this clause (b) shall not exceed $2,000,000.
     3. The following definition is hereby added to Section 1.1 of the Credit Agreement in its appropriate alphabetical order:
          “Amendment No. 4 Effective Date” means the date on which Amendment No. 4, dated as of February 11, 2010, to the Credit Agreement is effective in accordance with its terms.
     4. The reference to “Fleet National Bank” in the definition of Documentation Agent contained in Section 1.1 of the Credit Agreement is hereby amended to read “Bank of America, N.A.”
     5. Section 2.5(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          (b) Scheduled Reductions. Subject to Section 2.5(e), on the last day of each fiscal quarter commencing on June 30, 2010 and ending on June 30, 2012, the Revolving Commitments shall be automatically and permanently reduced by an amount equal to $2,500,000. The Revolving Commitments shall be automatically and permanently reduced to $0 on the Maturity Date.
     6. Section 2.5(d)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          (ii) Excess Cash Flow. Beginning with the fiscal quarter ending March 31, 2010, no later than the third Business Day following the date on which the Compliance Certificate in respect of a fiscal quarter of the Borrower is delivered to the Administrative Agent, the Revolving Commitments shall be automatically and permanently reduced in an aggregate amount equal to 75% of the Excess Cash Flow
Saga Communications, Inc. Amendment No. 4

for such fiscal quarter.
     7. Section 7.4(h)(i) of the Credit Agreement is hereby amended by substituting “December 31, 2009” for “December 31, 2008” in both instances in which it appears therein.
     8. Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (a) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as of the last day of any fiscal quarter to be less than (i) in the case of the fiscal quarter ended December 31, 2009, 3.00:1.00, and (ii) in the case of each fiscal quarter thereafter, 3.50:1.00.
     (b) Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter ending on or after December 31, 2009 to be less than 1.10:1.00.
     (c) Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time during any period set forth in the following table to be greater than the ratio set forth below with respect to such period:

PERIOD	RATIO
June 30, 2009 through March 30, 2010	5.75:1.00
March 31, 2010 through September 29, 2010	5.00:1.00
September 30, 2010 through December 30, 2010	4.75:1.00
December 31, 2010 through March 30, 2011	4.50:1.00
March 31, 2011 through June 29, 2011	4.25:1.00
June 30, 2011 through September 29, 2011	4.00:1.00
September 30, 2011 through December 30, 2011	3.75:1.00
December 31, 2011 through June 29, 2012	3.50:1.00
June 30, 2012 and thereafter	3.25:1.00
     9. Paragraphs 1 through 8 hereof shall not be effective until such time as the following conditions are satisfied:
     (a) the Administrative Agent (or its counsel) shall have received from the Borrower, each other Loan Party and each Lender either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment;
     (b) the Administrative Agent (or its counsel) shall have received a certificate or
Saga Communications, Inc. Amendment No. 4

certificates, signed by the Secretary or Assistant Secretary of each of the Borrower, Saga Quad States Communications, LLC, Saga Communications of Arkansas, LLC, Saga Communications of North Carolina, LLC, Saga Communications of Iowa, LLC (i) attaching a true and complete copy of the resolutions or other authorizations authorizing this Amendment and specifying the incumbency of each officer executing this Amendment, including therein a signature specimen of each such officer, each in form and substance satisfactory to the Administrative Agent, and (ii) certifying that certifying that its certificate of incorporation, certificate of formation, by-laws, limited liability company agreement or analogous organizational documents have not been amended since March 9, 2009 or, if so, setting forth same;
          (c) the Administrative Agent (or its counsel) shall have received a certificate or certificates, signed by the Secretary or Assistant Secretary of each of Franklin Communications, Inc., Saga Radio Networks, LLC, Saga Broadcasting, LLC, Saga Communications of New England, LLC, Tidewater Communications, LLC, Saga Communications of Illinois, LLC, Lakefront Communications, LLC, Saga Communications of South Dakota, LLC, Saga Communications of New Hampshire, LLC, Saga Communications of Tuckessee, LLC, Saga Communications of Milwaukee, LLC and Saga Communications of Charlottesville, LLC (i) attaching a true and complete copy of the resolutions or other authorizations authorizing this Amendment and specifying the incumbency of each officer executing this Amendment, including therein a signature specimen of each such officer, each in form and substance satisfactory to the Administrative Agent, and (ii) certifying that certifying that its certificate of incorporation or certificate of formation, as applicable, have not been amended since March 9, 2009 and its by-laws, limited liability company agreement or analogous documents have not been amended since July 29, 2003, or, if so, setting forth same;
          (d) the Administrative Agent shall have received an opinion of Bodman LLP, special counsel to the Borrower and Subsidiary Guarantors, in form and substance satisfactory to the Administrative Agent, with respect to, among other things, due authorization, execution and delivery of this Amendment and the enforceability of this Amendment and the Credit Agreement, as amended thereby;
          (e) the Administrative Agent shall have received, for the account of each Lender which has executed and delivered this Amendment on or before 12:00 noon (New York time) on the date hereof, an amendment fee equal to 0.75% of such Lender’s Revolving Commitment as in effect on the date hereof (after giving effect to the Voluntary Reduction);
          (f) all other fees and expenses payable in connection with this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced, shall have been paid.
     10. Each Loan Party hereby (a) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, (b) represents and warrants that no Default has occurred and is continuing, and (c) represents and warrants that all of the representations and warranties made by it in the Loan Documents to which it is a party are true and correct in all material
Saga Communications, Inc. Amendment No. 4

respects, both immediately before and after giving effect to this Amendment (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date). By signing below, each Subsidiary Guarantor consents to this Amendment.
     11. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart.
     12. The Credit Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no waiver herein in respect of any term or condition of any Loan Document shall be deemed to be a waiver or other modification in respect of any other term or condition of any Loan Document.
     13. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Remainder of Page is Intentionally Blank]
Saga Communications, Inc. Amendment No. 4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SAGA COMMUNICATIONS, INC.
By:	/s/ Samuel D. Bush
	Name:	Samuel D. Bush
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

CONSENTED TO AND AGREED:
SAGA RADIO NETWORKS, LLC
SAGA BROADCASTING, LLC
SAGA COMMUNICATIONS OF NEW ENGLAND, LLC
SAGA QUAD STATES COMMUNICATIONS, LLC
TIDEWATER COMMUNICATIONS, LLC
FRANKLIN COMMUNICATIONS, INC.
SAGA COMMUNICATIONS OF ILLINOIS, LLC
LAKEFRONT COMMUNICATIONS, LLC
SAGA COMMUNICATIONS OF SOUTH DAKOTA, LLC
SAGA COMMUNICATIONS OF NEW HAMPSHIRE, LLC
SAGA COMMUNICATIONS OF ARKANSAS, LLC
SAGA COMMUNICATIONS OF NORTH CAROLINA, LLC
SAGA COMMUNICATIONS OF TUCKESSEE, LLC
SAGA COMMUNICATIONS OF MILWAUKEE, LLC
SAGA COMMUNICATIONS OF IOWA, LLC
SAGA COMMUNICATIONS OF CHARLOTTESVILLE, LLC

By:	/s/ Samuel D. Bush
	Name:	Samuel D. Bush
	Title:	Treasurer

Saga Communications, Inc. Amendment No. 4

THE BANK OF NEW YORK MELLON, individually, as Issuing Bank and as Administrative Agent
By:	/s/ Dean Stephan
	Name:	Dean Stephan
	Title:	Managing Director

Saga Communications, Inc. Amendment No. 4

BANK OF AMERICA, N.A., individually and as Documentation Agent
By:	/s/ Christopher S. Allen
	Name:	Christopher S. Allen
	Title:	Senior Vice President

Saga Communications, Inc. Amendment No. 4

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jeffrey M. Prickitt
	Name:	Jeffrey M. Prickitt
	Title:	Vice-President
Saga Communications, Inc. Amendment No. 4

SUNTRUST BANK, as a Lender
By:	/s/ Arthur D. Burns
	Name:	Arthur D. Burns
	Title:	Vice President
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BANK OF SCOTLAND plc, as a Lender
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President
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BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By:	/s/ Naghmeh Hashemifard
	Name:	Naghmeh Hashemifard
	Title:	Director
Saga Communications, Inc. Amendment No. 4

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Gregory D. Knudsen
	Name:	Gregory D. Knudsen
	Title:	Senior Vice President
Saga Communications, Inc. Amendment No. 4

ING CAPITAL LLC, as a Lender
By:	/s/ Stephen Wettier
	Name:	Stephen Wettier
	Title:	Managing Director
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